EMPLOYMENT AGREEMENT


         AGREEMENT, dated as of January 1, 1995, by and between IEH CORPORATION, a New York corporation maintaining its principal place of business at 140 58th Street, Brooklyn, New York 11220 (the "Company"), and Ralph Acello residing at 97 Davenport Avenue, Cresskill, New Jersey 07626 (the "Employee").

         WHEREAS, the Company is engaged in the design, development, manufacture and distribution of high performance electronic printed circuit connectors and specialized interconnection devices.

         WHEREAS, the Company desires to employ the Employee, and the Employee desires to accept such employment on the terms and conditions specified herein;

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter stated, the parties hereto hereby agree as follows:

         1. Employment. The Company agrees to employ the Employee, and the Employee hereby agrees to work for the Company, as a full-time employee during the Term (as hereinafter defined). The Employee shall be employed as the Vice President-Production of the Company. Additionally, the Company shall use its best efforts to cause the Employee to be elected to the Board of Directors of the Company during the Term hereof. "Best efforts" shall mean the Company causing its Board of Directors to nominate the Employee to the shareholders of the Company for election to the Board of Directors of the Company.

                  The Employee agrees to serve the Company faithfully and to the best of his ability and to perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company as may be reasonably and in good faith assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company and consistent with the position of Vice President-Production, and to use his best efforts in the promotion and advancement of the Company and its welfare and business. Such duties shall include, (i) general oversight of all manufacture and production, (ii) responsibility for job estimates and (iii) customer relations and interface. Subject to Section 3(g) herein, Employee shall be based in Brooklyn, New York.

         2.      Salary and Other Compensation.

                  (a) Base Salary. The Employee's annual base salary during the Term will be $58,300. Said salary shall be payable in accordance with the employment practices of the Company generally, which currently calls for such salary to be paid in equal semi-monthly payments during each year of the Term.

                  (b) Benefits. The Employee will be entitled to vacation, holiday, sick time and health insurance benefits according to the standard benefit policies applicable to other employees of the Company. The Company shall also obtain for the benefit of the Employee a term life insurance policy providing for a death benefit of $150,000 payable to a beneficiary named and designated by the Employee provided that the Employee is insurable at standard rates.

                  (c) Automobile Allowance. The Company shall, at its option, provide the Employee with the use of, or, in the alternative an automobile allowance for a full size sedan during the Term. The Company shall reimburse the Employee for the expenses incurred and paid by him for the insurance, repair, gas and maintenance.

                  (d) Travel and Entertainment Expenses. The Company shall reimburse the Employee for reasonable travel and entertainment expenses incurred and paid by him in connection with and during the Term and in furtherance of the interests of the Company.

                  (e) Withholding. All references herein to compensation to be paid to the Employee are to the gross amounts thereof which are due hereunder. The Company shall have the right to deduct therefrom: (i) all taxes which may be required to be deducted or withheld under any provisions of the law now in effect or which may become effective any time during the term of this Agreement; and (ii) all benefits costs payable by the Company's similarly situated salaried employees.

         3.      Term and Termination.

                  (a) Term. The term of this Agreement shall be for a period of five (5) years commencing as of January 1, 1995 and continuing through December 31, 1999 (the "Term") unless sooner terminated in accordance with the provisions of this Section 3.

                  (b)  Mutual   Consent.   This  Agreement  and  the  Employee's
employment hereunder may be terminated at any time by the mutual consent of the parties hereto.

                  (c) For Cause. The Employee's employment hereunder may be terminated at any time by the majority vote of the Board of Directors of the Company taken at any regular or special meeting at which the Employee has been afforded the opportunity to participate (without considering the vote of the Employee for any purpose other than for purposes of establishing a quorum), and shall be effective upon written notice of actual termination for "cause" to the Employee which, for the purposes of the foregoing, shall solely be made upon a determination made in good faith by the Company's Board of Directors, and upon written notice from the Company that Employee has committed an act of personal dishonesty intended to result in a substantial personal benefit or enrichment of the Employee at the expense of the Company. For purposes of this agreement "Cause" shall mean (i) willful disobedience by the Employee of a material and lawful instruction of the Board of Directors or any senior executive of the Company; or (ii) conviction of the Employee of any felony or any misdemeanor involving fraud or embezzlement or similar crime; or (iii) breach by the Employee of any material provision of this Agreement; or (iv) conduct amounting to fraud, dishonesty, gross negligence, willful misconduct; provided that the Company shall not have the right to terminate the employment of Employee pursuant to the foregoing clause (i), (iii) or (iv) unless written notice specifying such breach shall have been given to the Employee and, in the case of breach which is capable of being cured, the Employee shall have failed to cure such breach within twenty (20) days after his receipt of such notice.

Upon termination for cause as provided in this subsection (c), the Employee shall not be entitled to receive any compensation or other benefits pursuant to this Agreement except for any compensation or benefits accrued under the terms of this Agreement that remains unpaid as of the termination date specified in the above-mentioned notice of actual termination for cause.

                  (d) Without Cause. The Company may, at its option, terminate this Agreement at any time without cause upon written notice to the Employee, subject to payment to Employee of a severance payment as hereinafter provided. For purposes herein, "without cause" shall include, without limitation, any substantial diminution by the Company of the Employee's duties without the consent of the Employee and not resulting from (i) any act or omission by the Employee which would otherwise constitue grounds for dismissal for "cause" or
(ii) any disability of the Employee. Except as provided in sub-paragraph (h) hereof, in the event of termination without cause pursuant to this subsection
(d) during the Term of this Agreement, the Employee shall be entitled to receive a severance payment equal to the sum of the amount of base salary that would otherwise be payable to the Employee for the unexpired portion of the Term plus the sum of $29,150. Such severance payments shall be paid by the Company to the Employee in a single lump sum payment within 30 days following termination.

                  (e) Death of Employee. The Employee's employment under this Agreement will terminate immediately upon his death, in which event there shall be paid to Employee's estate, as a death benefit, the remaining amount of Employee's base salary for the remainder of the Term following the date of death.

                  (f) Disability of Employee. In the event that the Employee shall suffer (i) permanent and total physical or mental disability or incapacity or (ii) any illness, disability or incapacity which prevents him from performing his duties for a period of three (3) consecutive months or 90 days in any 12 month period, this Agreement may be terminated by the Company, and the Employee will be paid his accrued but unpaid salary to the date of such disability or incapacity.

                  (g) Failure to Renew. If the initial five year Term of this Agreement expires and Employee and the Company fail to agree upon mutually acceptable terms for renewal within 30 days after the date of expiration of the Term, then in such case, the Employee shall be paid the sum of $29,150 payable in equal semi-monthly installments during the six (6) month period following the expiration of the initial five year Term. Nothing contained in this clause (g) shall require the Employee to relocate in the event the Board of Directors determines to relocate the Company and the Employee shall be entitled to the payment set forth in clause (i) hereof in such event

                  (h) Change of Control. Upon the occurrence of a Change of Control Transaction (as hereinafter defined) during the Term, beginning on the date of such occurrence and continuing for a period of one (1) year thereafter (the "Change of Control Period"), in the event of the first to occur of the termination of the Employee's employment for any reason other than for cause (as defined in subsection (c) hereof) or the resignation of the Employee (for any reason) during the Change of Control Period, the Employee shall be entitled to a sum equal to the balance of the base salary for the unexpired portion of the Term plus $29,150 payable in a single lump sum payment within 30 days following the date of termination or resignation as the case may be. For purposes hereof, a "Change of Control Transaction" shall mean any one of the following events:

                           (i) any  "person"  (as such term is used in  Sections
                  13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Employee, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                           (ii) the stockholders of the Company approve a merger
                  or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50.1% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or
                  (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                           (iii) the  stockholders of the Company approve a plan
                  of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (i) Company Relocation. In the event the Board of Directors determines to relocate the Company to a location outside of the New York City Metropolitan area and the Employee determines, at his option, not to relocate with the Company, then the Company shall pay the Employee a severance payment equal to the amounts set forth in Section 3(d) hereof as if the Employee were terminated without cause.

         4.      Noncompetition Agreement.

                  (a) The Employee will be a full-time employee of the Company and shall devote all of his business time to the performance of his duties hereunder.

                  Employee acknowledges that in the course of the performance of his duties and as a necessary incident thereof, the Company may make available or impart to Employee certain financial and business information concerning the business, affairs, plans, and programs of the Company which is proprietary to the Company and was not obtained by the Employee from sources other than the Company (the "Proprietary Information").

                  (b) For the Term hereof and for a period of one (1) year after the earlier of expiration of such Term or the termination of Employee's employment for cause (as defined in Section 3(c) hereof), Employee shall not (i) in business or otherwise use for himself or disclose to any other person any Proprietary Information concerning the Company or any information with respect to the business of the Company, for any purpose whatsoever; (ii) directly or indirectly, individually or with others, solicit or attempt to solicit any employees, or any representatives or agents of the Company, in connection with any business which is the same as or similar to or competitive with the Business of the Company, which representative or agent is known by Employee to be a representative or agent of the Company and engaged in the Business of the Company.

                  (c) During the Term hereof Employee shall not in the States of New York or New Jersey serve as or become an officer, director, shareholder, consultant, partner, owner, principal, or otherwise, directly or indirectly, enter into any business which is the same as or similar to or competitive with the business of the Company or service customers of the Company within the geographic areas indicated in this subsection.

                  (d) Employee further agrees that he will not use any of the Proprietary Information in connection with the purchase or sale of any securities of the Company. The provisions of this Section 4 shall survive the termination of this Agreement.

                  (e) Notwithstanding the aforementioned one (1) year period expressed in clauses (b) and (c) above, in the event the Employee is terminated by the Company without "Cause" (as defined in Section 3(c) hereof) then the period of non-competition shall be void and of no effect.

                  (f) Notwithstanding the foregoing, however, nothing contained in this Agreement shall prohibit Employee from purchasing and holding as an investment not more than 5% of any class of the issued and outstanding and publicly traded (on a recognized national or regional securities exchange or in the over-the-counter market) security of any corporation, partnership or other business entity that conducts a business in competition with the Company and of which he is not an employee or director.

         5. Dispute Resolution. If the parties should disagree as to any matter at law under this Agreement, the dispute shall be arbitrated in the City of New York under the auspices of the American Arbitration Association. The party desiring arbitration shall serve upon the other party by certified mail, return receipt requested, a written demand that the dispute by submitted to arbitration. Each party shall pay one-half the fees and expenses of the arbitrator appointed pursuant to the procedures of the American Arbitration Association. The decision or the arbitrator shall be binding upon the parties. Judgment upon the award rendered may be entered and enforced in any court of competent jurisdiction. Refusal of either party to participate in binding arbitration concerning any disagreement of the provisions hereunder shall be considered a breach of this Agreement.

         6.      Survival.   The covenants and agreements contained in Section 4
hereof shall survive the term of this Agreement notwithstanding termination of the Employee's employment.

         7. Restriction or Alienation. The payments which shall become due and payable to the Employee or his estate under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. Such payments shall not in any manner be liable or subject to the Employee's debts, contracts, liabilities, engagements or torts.

         8. Agreement Binding on Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors, and assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective assigns any rights or remedies under or by this Agreement.

         9. Notices. All notices, requests, waivers, demands, and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if mailed, exclusive of the date of deposit in the U.S. mail, postage prepaid by certified or registered mail, return receipt requested, as follows:

                  (a)      To the Employee:          Ralph Acello
                                                     97 Davenport Avenue
                                                     Cresskill New Jersey  07626

                  (b)      To the Company:           IEH Corporation
                                                     150 58th Street
                                                     Brooklyn, New York 11220


Any such written notice shall be effective upon receipt, but not later than four
(4) days after the deposit with the U.S. Postal Service. Either party may change such address by notice to the other party. Any other written notice shall be effective upon receipt by the respective party.

         10. Entire Agreement; Modification. This Agreement represents the entire agreement between the parties, and no other prior written or oral representation or understanding shall have any further force or effect. This Agreement may be modified only by a subsequent writing signed by all parties hereto.

         11.     Separability.   The invalidity of any paragraph or subparagraph
hereof shall not affect the validity of any other paragraph or subparagraph hereof.

         12. Waivers. The failure of any of the parties to this Agreement to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach, hereunder.

         13. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the parties hereto.

         14.     Counterparts.   This Agreement may be executed in counterparts,
each of which shall be considered to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first set forth above.

                                                   IEH CORPORATION


                                                   By:________________
                                                   Name:
                                                   Title:




                                                   ___________________
                                                   Ralph Acello

                                 Amendment No. 1
                                       to
                              Employment Agreement


         This Amendment No. 1 to Employment Agreement, dated as of November 27, 1996, amends that certain Employment Agreement by and between IEH CORPORATION, a New York corporation maintaining its principal place of business at 140 58th Street, Brooklyn, New York 11220 (the "Company"), and Ralph Acello residing at 97 Davenport Avenue, Cresskill, New Jersey 07626 (the "Employee") dated as of January 1, 1995 ("Employment Agreement").

         1.       The Employment Agreement is hereby amended as follows:

         A. Section 2(a) is hereby amended and restated to read as follows:

                  (a) Base Salary. The Employee's annual base salary commencing August 10, 1996 will be $61,300 per annum. Said salary shall be payable in accordance with the employment practices of the Company generally, which currently calls for such salary to be paid in equal semi-monthly payments during each year of the Term.

         B. Sections 3(d),(f),(g), (h) and (i) are hereby amended and restated to read as follows:

                  (d) Without Cause. The Company may, at its option, terminate this Agreement at any time without cause upon written notice to the Employee, subject to payment to Employee of a severance payment as hereinafter provided. For purposes hereof, "without cause" shall include, without limitation, any substantial diminution by the Company of the Employee's duties without the consent of the Employee and not resulting from (i) any act or omission by the Employee which would otherwise constitue grounds for dismissal for "cause" or
(ii) any disability of the Employee. Except as provided in sub-paragraph (h) hereof, in the event of termination without cause pursuant to this subsection
(d) during the Term of this Agreement, the Employee shall be entitled to receive a severance payment equal to the sum of the amount of base salary that would otherwise be payable to the Employee for the unexpired portion of the Term plus the sum of $45,975. Such severance payments shall be paid by the Company to the Employee in a single lump sum payment within 30 days following termination.

                  (f) Disability of Employee. In the event that the Employee shall suffer (i) permanent and total physical or mental disability or incapacity or (ii) any illness, disability or incapacity which prevents him from performing his duties for a period of three (3) consecutive months or 90 days in any 12 month period, this Agreement may be terminated by the Company, and the Employee will be paid (i) his accrued but unpaid salary to the date of such disability or incapacity and (ii) a severance payment equal to the sum of the amount of base salary that would otherwise be payable to the Employee for the unexpired portion of the Term plus the sum of $45,975. Such severance payments shall be paid by the Company to the Employee in a single lump sum payment within 30 days following termination.

                  (g) Failure to Renew. If the initial five year Term of this Agreement expires and Employee and the Company fail to agree upon mutually acceptable terms for renewal within 30 days after the date of expiration of the Term, then in such case, the Employee shall be paid the sum of $45,975 payable in equal semi-monthly installments during the six (6) month period following the expiration of the initial five year Term. Nothing contained in this clause (g) shall require the Employee to relocate in the event the Board of Directors determines to relocate the Company and the Employee shall be entitled to the payment set forth in clause (i) hereof in such event.

                  (h) Change of Control. Upon the occurrence of a Change of Control Transaction (as hereinafter defined) during the Term, beginning on the date of such occurrence and continuing for a period of one (1) year thereafter (the "Change of Control Period"), in the event of the first to occur of the termination of the Employee's employment for any reason other than for cause (as defined in subsection (c) hereof) or the resignation of the Employee (for any reason) during the Change of Control Period, the Employee shall be entitled to a sum equal to the balance of the base salary for the unexpired portion of the Term plus $45,975 payable in a single lump sum payment within 30 days following the date of termination or resignation as the case may be. For purposes hereof, a "Change of Control Transaction" shall mean any one of the following events:

                           (i) any  "person"  (as such term is used in  Sections
                  13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Employee, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                           (ii) the stockholders of the Company approve a merger
                  or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50.1% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or
                  (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                           (iii) the  stockholders of the Company approve a plan
                  of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (i) Company Relocation. In the event the Board of Directors determines to relocate the Company to a location outside of the New York City Metropolitan area and the Employee determines, at his option, not to relocate with the Company, then the Company shall pay the Employee a severance payment equal to the amounts set forth in Section 3(d) hereof as if the Employee were terminated without cause.

                  2. Counterparts. This Amendment No.1 may be executed in counterparts, each of which shall be considered to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Employment Agreement as of the date first set forth above.

                                 IEH CORPORATION


                                                   By
                                                   Name:
                                                   Title:




                                                   Ralph Acello